UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2024

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On January 2, 2024, EQT Corporation (“EQT”) issued an irrevocable notice of redemption for all of its outstanding 1.75% Convertible Senior Notes due 2026 (the “Notes”) and a news release regarding the redemption of the Notes, a copy of which is attached hereto as Exhibit 99.1.

The aggregate principal amount of the Notes is $290,177,000 as of December 29, 2023. Any Notes outstanding on January 17, 2024 (the “Redemption Date”) will be redeemed in cash for 100% of the principal amount, plus accrued and unpaid interest on such Notes to, but excluding, the Redemption Date (the “Redemption Price”). Unless EQT defaults in making the payment of the Redemption Price, interest on the Notes will cease to accrue on and after the Redemption Date.

In lieu of surrendering their Notes for redemption, holders of the Notes may elect to convert their Notes at any time before 5:00 p.m., New York City time, on January 12, 2024, which is the second trading day immediately before the Redemption Date (or, if EQT fails to pay the Redemption Price due on the Redemption Date in full, at any time until such time as EQT pays such Redemption Price in full). The current conversion rate is 69.0364 shares of EQT common stock per $1,000 principal amount of Notes, which rate includes an increase due to the notice of redemption. EQT will settle any conversions solely in shares of EQT common stock, except that any fractional shares that would otherwise be deliverable will be paid out in cash.

This Current Report on Form 8-K is not a notice of redemption. The redemption will be made solely pursuant to the Notice of Redemption, dated January 2, 2024, relating to the Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated January 2, 2024, issued by EQT Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: January 2, 2024	By:	/s/ Jeremy T. Knop
	Name:	Jeremy T. Knop
	Title:	Chief Financial Officer